UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2015 (October 22, 2015)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On October 22, 2015, the Board of Directors of EQT Corporation (the Company) elected Christine J. Toretti as an independent director of the Company, with a term expiring at the 2016 Annual Meeting of Shareholders.  Ms. Toretti will serve as a member of the Corporate Governance Committee.

Ms. Toretti served as Chairman and Chief Executive Officer of S.W. Jack Drilling Company, a large, family-owned Appalachian Basin oil and gas drilling company, from 1990 to 2010, when the business was sold.  Ms. Toretti has also served as a member of the board of directors of S&T Bancorp, Inc., a publicly traded financial holding company, since 1984, and currently serves as Vice Chairman of the board and as a member of its Nominating Committee.

Ms. Toretti will receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 20, 2015.

Item 7.01.                             Regulation FD Disclosure.

On October 26, 2015, the Company issued a news release with respect to the appointment of Ms. Toretti as an independent director of the Company, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                             Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description
99.1	News release issued by EQT Corporation dated October 26, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: October 26, 2015	By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release issued by EQT Corporation dated October 26, 2015. (Furnished solely for purposes of Item 7.01 of this Form 8-K.)